SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2009

WELWIND ENERGY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

 (former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10-20172 113B Avenue Maple Ridge, British Columbia Canada V2X 0Y9
(Address of principal executive offices)
(604) 460-8487
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Welwind Energy International Corp.
From 8-K
Current Report

Item 4.01. Change in Registrant’s Certifying Accountant.

On February 23, 2009, Welwind Energy International Corp., a Delaware corporation (the “Registrant”), dismissed Moore & Associates, CHTD (“Moore”) as its independent registered public accounting firm.  The dismissal was approved by the Registrant’s Board of Directors.

Moore did not issue any audit reports on the financials statements of the Registrant as of December 31, 2007 and 2006 and for the years then ended, and, as such, no such audit reports contained any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Registrant’s two most recent fiscal years and through February 23, 2009, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference thereto in its report on the Registrants financial statements.

Further, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation SK occurring within the Registrant's two most recent fiscal years and the subsequent interim periods up through February 23, 2009.

During the Registrant's two most recent fiscal years and through February 23, 2009, neither the Registrant nor anyone on its behalf consulted with any other independent auditor regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. Further, no other independent auditor has provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues during the period that Moore served as the Registrant’s independent auditor.

The Registrant provided a copy of the foregoing disclosures to Moore prior to the date of the filing of this report and requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

On February 23, 2009, the Registrant engaged M&K CPAS, PLLC (“M&K”) as its independent registered public accounting firm.

The Company has not consulted with M&K regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Agreement from Moore & Associates, Chartered.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 25, 2009	Welwind Energy International Corp.

	By:	/s/ Tammy-Lynn McNabb
Name: Tammy Lynn McNabb
Title: CEO